UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2021
MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2021, the Board of Directors of Moleculin Biotech, Inc. (the “Company”) adopted, effective as of such date, the Second Amended and Restated Bylaws of Moleculin Biotech, Inc. The Second Amended and Restated Bylaws includes an updated Section 3.14, which has been amended to update procedures for the removal of directors in order for such procedures to be consistent with the procedures set forth in the General Corporation Law of the State of Delaware. The updated Section 3.14 now read as follows (with deletions shown by a ~~striking~~ and new text by an underlining):

Section 3.14 Removal. ~~At a meeting expressly called for that purpose~~ Subject to any limitations imposed by law, ~~one or more~~ any director or the entire board of directors may be removed ~~by a vote of seventy percent (70%),~~ with or without cause, by the holders of a majority of the shares ~~of outstanding stock of the corporation~~ then entitled to vote at an election of ~~directors, provided that such removal has been recommended and approved by resolution duly adopted by the Board of Directors, at a meeting called for that purpose, in advance of the stockholder action~~. directors.

The foregoing summary is not, nor is it intended to be, a complete or comprehensive summary of all of the changes reflected in Second Amended and Restated Bylaws, which also includes purely ministerial or minor conforming changes. The foregoing summary is qualified in its entirety by the full text of the Second Amended and Restated Bylaws, a copy of which is being filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: December 17, 2021

By: /s/ Jonathan P. Foster
Jonathan P. Foster Chief Financial Officer